Exhibit 99.1

Filed by: Fulton Financial Corporation

Pursuant to Rule 425 under the Securities Act of 1933

Subject Company: Prudential Bancorp, Inc.

SEC File No. 000-55084

FOR IMMEDIATE RELEASE

Fulton Media Contact: Fulton Investor Contact: Prudential Bancorp Contact:	Laura Wakeley (717) 291-2616 Matt Jozwiak (717) 327-2657 Jack E. Rothkopf (215) 755-1500

Prudential Bancorp, Inc. Receives Shareholder Approval for

Merger with Fulton Financial Corporation

June 15, 2022 – LANCASTER & PHILADELPHIA, in each case, PA — Fulton Financial Corporation (NASDAQ: FULT) (“Fulton”) and Prudential Bancorp, Inc. (NASDAQ: PBIP) (“Prudential Bancorp”) today announced that Prudential Bancorp shareholders have voted to approve Fulton’s acquisition of Prudential Bancorp and its subsidiary, Prudential Bank, located in Philadelphia, with more than 98% of the votes cast being voted in favor of approving the Agreement and Plan of Merger (the “Merger Agreement”) that was previously announced on March 2, 2022.

“The approval by Prudential Bancorp shareholders, coupled with the receipt of all regulatory approvals, enables us to move forward with completing this acquisition,” said E. Philip Wenger, Fulton’s Chairman and CEO. “We anticipate the transaction will be consummated in early July, allowing Fulton to welcome Prudential Bank team members and customers to Fulton while, at the same time, significantly enhancing Fulton Bank’s presence in the Philadelphia community.”

After Fulton’s acquisition of Prudential Bancorp is complete, Fulton will operate two banking subsidiaries – Fulton Bank, N.A. and Prudential Bank – until such time as Prudential Bank is merged into Fulton Bank. Fulton expects the bank merger to occur in the fourth quarter of 2022. Fulton received approval of its application for the bank merger from the Office of the Comptroller of the Currency on June 13, 2022.

Fulton, the bank holding company for Fulton Bank (www.fultonbank.com), with consolidated assets of approximately $26 billion, provides financial services through 200 financial centers in Pennsylvania, Delaware, Maryland, New Jersey and Virginia. Prudential Bancorp is the bank holding company of Prudential Bank (www.psbanker.com), a Pennsylvania-chartered savings bank with assets of approximately $1.0 billion. Prudential Bancorp conducts business from its headquarters and main office in Philadelphia, as well as seven additional full-service financial centers in Philadelphia, and one each in Drexel Hill, Delaware County and Huntingdon Valley, Montgomery County, Pennsylvania.

Safe Harbor Statement

This communication contains certain forward-looking information about Fulton, Prudential Bancorp, and the combined company after the close of the merger and the bank merger that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks, uncertainties and contingencies, many of which are difficult to predict and are generally beyond the control of Fulton, Prudential Bancorp and the combined company. Readers are cautioned that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements.

Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Fulton and Prudential Bancorp with respect to the merger, the strategic benefits and financial benefits of the merger, including the expected impact of the transaction on Fulton’s future financial performance (including anticipated accretion to earnings per share and other metrics), and the timing of the closing of the transaction.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the businesses of Fulton and Prudential Bancorp, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the control of either Fulton or Prudential Bancorp, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements.

All forward-looking statements included in this communication are based on information available at the date hereof. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. Fulton and Prudential Bancorp are under no obligation to (and expressly disclaim any such obligation to) update or alter these forward-looking statements, whether as a result of new information, future events or otherwise except as required by law.

Forward-looking statements contained in this communication are subject to, among others, the following risks, uncertainties and assumptions:

•

the possibility that the anticipated benefits of the transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or challenges arising from, the integration of Prudential Bancorp into Fulton or as a result of the strength of the economy, competitive factors in the areas where Fulton and Prudential Bancorp do business, or as a result of other unexpected factors or events;

•	the timing and completion of the merger transaction is dependent on the satisfaction of closing conditions which are contained in the Merger Agreement;

•	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;

•	potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the merger;

•	the outcome of any legal proceedings related to the merger which may be instituted against Fulton or Prudential Bancorp;

•

unanticipated challenges or delays in the integration of Prudential Bancorp’s business into Fulton’s business and or the conversion of Prudential Bancorp’s operating systems and customer data onto Fulton’s may significantly increase the expense associated with the merger; and

•	other factors that may affect future results of Fulton and Prudential Bancorp.

These forward-looking statements are also subject to the “Risk Factors” as well as other principal risks and uncertainties applicable to the respective businesses and activities of Fulton and Prudential Bancorp that are disclosed in Fulton’s Annual Report on Form 10-K for its fiscal year ended December 31, 2021, in its Quarterly Report on Form 10-Q for the quarter-ended March 31, 2022, and in other documents Fulton files with the U. S. Securities and Exchange Commission (“SEC”), and in Prudential Bancorp’s Annual Report on Form 10-K, as amended, for its fiscal year ended September 30, 2021, in its Quarterly Reports on Form 10-Q for the quarters-ended December 31, 2021 and March 31, 2022, and in other documents Prudential Bancorp files with the SEC. Fulton’s and Prudential Bancorp’s SEC filings are accessible on the SEC website at www.sec.gov.

Additional Information About the Proposed Merger and Where to Find It

Additional information about the merger transaction and the Merger Agreement is available in a Current Report on Form 8-K filed by Fulton with the SEC on March 2, 2022, as well as in the proxy statement/prospectus filed by each of Fulton and Prudential Bancorp on May 9, 2022.

Copies of the documents Fulton has filed or will file with the SEC may also be obtained free of charge by contacting Matt Jozwiak, Fulton Financial Corporation, One Penn Square, P.O. Box 4887, Lancaster, PA 17604; and copies of the documents Prudential Bancorp has filed or will file with the SEC may also be obtained free of charge by contacting Jack E. Rothkopf, Prudential Bancorp, Inc., 1834 West Oregon Avenue, Philadelphia, PA 19145.

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